SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                   FORM 8-K/A

                                  AMENDMENT TO
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)              February 13, 2002
                                                              -----------------

                                  Veritec Inc.
 ------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Nevada                       000-15113               95-3954373
-------------------------------  ------------------------  ---------------------
(State or Other Jurisdiction of  (Commission File Number)  (IRS Employer
        Incorporation)                                       Identification No.)


    9400 Golden Valley Road, Golden Valley, MN                55427
  -----------------------------------------------    --------------------
     (Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code            763.253.2670
                                                              ------------



 ------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.


         On April 16, 2002, Veritec, Inc. (the "Company") filed a Form 8-K disclosing that on January 30, 2002, the Company and The Matthews Group LLC formed Veritec Iconix Ventures, Inc. ("VIVI"), and that on February 13, 2002, VIVI subsequently purchased 100% of the outstanding equity securities of Iconix, Inc., a Japanese corporation. This Form 8-K/A amends and supplements such original filing to include financial information required by Items 7(a) and (b) of Form 8-K. Accordingly, Item 7 of such Form 8-K is amended as set forth herein.


Item 7.  Financial Statements and Exhibits.


(a) Financial Statements of VIVI


         The financial statements for VIVI were prepared by a Japanese accounting firm in accordance with generally accepted accounting principles used in Japan. The Company has reviewed the VIVI financial statements and determined that, with respect to such financial statements, there are no material variations between the accounting principles, practices and methods used in Japan and those used in the United States of America that would require any reconciling items necessary to bring such financial statements into compliance with accounting principles generally accepted in the United States of America.

Independent Auditor's Report



To the Board of Directors and Stockholders of Veritec Iconix Ventures Inc.

We have examined the accompanying balance sheets of Veritec Iconix Ventures Inc. as of June 30, 2002 and 2001, and the related statements of income, cash flows, and stockholders' equity for the years then ended, all expressed in Japanese yen. Our examinations were made in accordance with generally accepted auditing standards in Japan and, accordingly, included such tests of the accounting records and such other auditing procedures, as we considered necessary in the circumstances.

In our opinion, the financial statements, referred to above, present fairly the financial position of Veritec Iconix Ventures Inc. as of June 30, 2002 and 2001, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles in Japan applied on a consistent basis.

The amounts expressed in U.S. dollars have been translated on the basis set out in Note ACCOUNTING PRINCIPLE of the Notes to the financial statements.

Tokai & Co.

Nagoya, Japan
February 25, 2003

                          VERITEC ICONIX VENTURES INC.
                                  BALANCE SHEET

                                  June 30, 2002
         ASSETS

                                                       (Y)/$119.50  (Y)/$119.50
I.  Current assets                                      2001.06.30   2002.06.30
                                                          --------     --------
       Cash and cash equivalents                           163,048      157,092
       Notes receivables, net                              201,728      105,314
       Receivables, net                                    267,918      129,892
       Inventories                                          41,161       24,439
       Work in process                                      70,467      110,869
       Prepaid expenses                                     17,760       18,463
       Other current assets                                 18,937        4,423
       Less - Allowance for doubtful receivables            (4,247)      (3,885)
                                                          --------     --------
              Total current assets                         776,772      546,607
                                                          --------     --------

II. Fixed Assets
       Tangible fixed assets
              Autos and trucks                              29,555       29,555
              Less - accumulated depreciation              (23,024)     (25,106)
              Tools, dies, furniture and fixtures           10,149       10,149
              Less - accumulated depreciation               (8,111)      (8,627)
                                                          --------     --------
              Total tangible fixed assets                    8,569        5,971
                                                          --------     --------
       Intangible fixed assets
              Software                                       6,492        2,383
              Telephone rights                                  77          237
                                                          --------     --------
              Total intangible fixed assets                  6,569        2,620
                                                          --------     --------
       Investments and other assets
              Investment in securities                      12,552       12,552
              Securities deposit                            63,347       63,347
              Other investments                             38,499       48,020
              Long-term prepaid expenses                    16,936       20,501
              Deferred development expenses                   --           --
                                                          --------     --------
              Total investment and other assets            131,334      144,420
                                                          --------     --------
              Total fixed assets                           146,472      153,011
                                                          --------     --------
       Total assets                                        923,244      699,618
                                                          ========     ========

                          VERITEC ICONIX VENTURES INC.
                                  BALANCE SHEET

                                  June 30, 2002

LIABILITIES AND SHAREHOLDERS' EQUITY
                                                       (Y)/$119.50  (Y)/$119.50
LIABILITIES                                             2001.06.30   2002.06.30
                                                          --------     --------
I. Current Liabilities
       Accounts payable                                     48,064       23,612
       Current portion of long-term debt                    80,033       80,033
       Accrued liabilities                                  47,957      111,666
       Advances received                                     8,368          653
       Deposits received                                    10,062       10,802
       Accrued consumption taxes                             6,017        3,462
       Accrued income taxes                                  1,507          572
       Other current liabilities                               869           21
                                                          --------     --------
              Total current liabilities                    202,877      230,821
                                                          --------     --------
II. Fixed liabilities
       Long-term bank loans payable                        285,917      205,883
       Estimated retirement allowances                      24,898       30,806
                                                          --------     --------
              Total fixed liabilities                      310,815      236,689
                                                          --------     --------
              Total liabilities                            513,692      467,510
                                                          --------     --------
SHAREHOLDERS' EQUITY
I.  Common stock                                           170,711      170,711
II. Retained earnings
       Voluntary earned surplus
              General reserve                              167,364       83,682
       Unappropriated retained earnings                     71,477      (22,285)
                                                          --------     --------
              Total retained earnings                      238,841       61,397
                                                          --------     --------
              Total shareholders' equity                   409,552      232,108
                                                          --------     --------
       Total liabilities and shareholders' equity          923,244      699,618
                                                          ========     ========

                          VERITEC ICONIX VENTURES INC.
                               STATEMENT OF INCOME
                        FOR THE YEAR ENDED JUNE 30, 2002


                                                       (Y)/$119.50  (Y)/$119.50

                                                        2001.06.30   2002.06.30

I.   Net Sales                                           1,596,742    1,324,651

II.  Cost of Sales                                       1,055,967      849,106
                                                        ----------   ----------
         Gross Profit                                      540,775      475,545

III. Selling, general and administrative expenses          675,085      661,382
                                                        ----------   ----------
         Operating loss                                    134,310      185,837

IV.  Non-operating income                                  133,429       27,883

V.   Non-operating expenses                                 11,551       14,028
                                                        ----------   ----------
         Ordinary loss                                      12,432      171,982

VI.  Extraordinary profit                                    2,351         --

VII. Extraordinary loss                                       --           --
                                                        ----------   ----------
         Net loss before income taxes                       10,081      171,982

         Provision for income taxes                          1,507          571
                                                        ----------   ----------
         Net loss                                           11,588      172,553

         Earnings brought forward from the previous term    83,065       66,585
                                                        ----------   ----------
         Unappropriated retained earnings                   71,477     (105,968)
                                                        ==========   ==========
      Transferred appropriations to retained earnings         --         83,683

      Balance                                               71,477      (22,285)
                                                        ==========   ==========

NOTE TO FINANCIAL STATEMENTS

ACCOUNTING PRINCIPLES

The financial statements and accompanying notes are prepared in accordance with generally accepted accounting principles in Japan. Such financial statements are expressed in Japanese yen, and solely for the convenience of the reader, have been translated into United States dollars at the rate of Yen 119.50 = U.S. $ 1, the exchange rate prevailing on June 30, 2002. This translation should not be construed as a representation that all the amounts shown could be converted into U.S. dollars.

FOREIGN CURRENCIES

Assets and liabilities recorded in foreign currencies are translated at the exchange rate on date. Translation adjustments resulting from this process are charged or credited to other income. Revenue and expenses are translated at average rates of exchange prevailing during the three months.

REVENUE RECOGNITION

Revenue from software and products is recorded when the software and products has been inspected. Revenue from other products is recorded when the company ship products.

ADVERTISING

Advertising costs are expensed as incurred. Advertising expense was $ 8,990 in 2002.

RESEARCH AND DEVELOPMENT

Research and development costs are expensed as incurred.

INVENTORY

Inventory are stated at cost determined on a specific project basis. Selling, general and administrative expenses are excluded from such costs.

ALLOWANCE FOR DOUBTFUL ACCOUNTS

Notes and accounts receivable are valued by providing the maximum amount for possible losses in respect of doubtful accounts, which could be charged to income under the corporate income tax law in Japan.

MARKETABLE SECURITIES AND INVESTMENTS IN SECURITIES

Securities that have quoted market prices are valued at their cost or at their listed stock exchange price at the end of fiscal year, whichever is the lower. Shares that are not listed or quoted in any market are carried at cost, adjusted for any substantial and non-recoverable diminution in value.

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost and depreciated using the declining balance method over the estimated useful lives of the assets. Computer software developed or obtained for internal use is depreciated using the straight-line method over the estimated life.

INCOME TAXES

The provision for income taxes is based on income for financial statement purposes. No tax effect is recorded for timing differences in the recognition of certain revenue and expenses between tax and financial reporting.

CONSUMPTION TAX

The consumption tax rate, with minor exceptions, for all taxable goods and services is 5 percent. Consumption tax payable or receivable is determined based on consumption taxes levied on operating revenues offset by consumption taxes directly incurred by the company when purchasing goods and services.

LIABILITY FOR SEVERANCE PAYMENTS

The provision for severance payments is calculated to state the liability which would be required if all employees were to retire voluntarily at the balance sheet date.

LEASES

The company leases one equipment under five years non-cancelable lease arrangement. At the end of the aforementioned lease terms, the Company has an option to renew such lease agreement at far reduced lease charges. The leases are accounted for as operating leases.

STATEMENTS OF CASH FLOWS

For the purpose of the Statements of Cash Flows, cash and cash equivalents include highly liquid investments with an original maturity of three months or less to be cash equivalents

RELATED PARTY TRANSACTIONS

The account balance and transactions with parent company are as follows

                                                  Yen                Dollars
Account balance at June 30:

         Other liability                          Yen 2,484         $     20.00

The company received $ 8,000.00 from parent company and made remittance $ 7,980.00 to Taiwan company as a downpayment of development cost.

                                                  Yen                Dollars
Transactions for the three months
in the period ended June 30, 2002.

         Non operating income                     Yen 1,440,720     $ 11,600.00

CONTINGENT LIABILITIES

Contingent liabilities at June 30, 2002 were as follows:

                                                  Yen                Dollars

   Notes receivable discounted                    Yen 24,430,500    $204,439.33

PLEDGED ASSETS

At June 30, 2002 Time deposit were pledged as collateral for guarantees of contract.

                                                  Yen                Dollars
 Time Deposit                                     Yen  1,000,000    $  8,368.20

Independent Auditor's Report

To the Board of Directors and Stockholders of Veritec Iconix Ventures Inc.

We have examined the accompanying balance sheets of Veritec Iconix Ventures Inc. as of June 30, 2001 and 2000, and the related statement of income, cash flows, and stockholders' equity for the year ended June 30, 2001, all expressed in Japanese yen. Our examinations were made in accordance with generally accepted auditing standards in Japan and, accordingly, included such tests of the accounting records and such other auditing procedures, as we considered necessary in the circumstances.

In our opinion, the financial statements, referred to above, present fairly the financial position of Veritec Iconix Ventures Inc. as of June 30, 2001 and 2000, and the results of its operations and its cash flows for the year ended June 30, 2001, in conformity with generally accepted accounting principles in Japan applied on a consistent basis.

The amounts expressed in U.S. dollars have been translated on the basis set out in Note ACCOUNTING PRINCIPLE of the Notes to the financial statements.

Tokai & Co.

Nagoya, Japan
February 25, 2003

                          VERITEC ICONIX VENTURES INC.
                                  BALANCE SHEET

                                  June 30. 2001
         ASSETS

                                                       (Y)/$124.60  (Y)/$124.60
I.   Current assets                                     2000.06.30   2001.06.30
       Cash and cash equivalents                           116,903      156,374
       Notes receivables, net                              107,825      193,472
       Receivables, net                                    187,794      256,952
       Inventories                                          53,046       39,476
       Work in process                                      43,507       67,583
       Prepaid expenses                                     14,004       17,033
       Other current assets                                 15,525       18,161
       Less - Allowance for doubtful receivables            (2,850)      (4,073)
                                                          --------     --------
              Total current assets                         535,754      744,978
                                                          --------     --------
II. Fixed Assets
       Tangible fixed assets
              Autos and trucks                              28,345       28,345
              Less - accumulated depreciation              (19,147)     (22,081)
              Tools, dies, furniture and fixtures            7,994        9,734
              Less - accumulated depreciation               (7,594)      (7,779)
                                                          --------     --------
              Total tangible fixed assets                    9,598        8,219
                                                          --------     --------
       Intangible fixed assets
              Software                                      10,423        6,226
              Telephone rights                                  74           74
                                                          --------     --------
              Total intangible fixed assets                 10,497        6,300
                                                          --------     --------
       Investments and other assets
              Investment in securities                      12,039       12,039
              Securities deposit                            60,273       60,754
              Other investments                             31,403       36,923
              Long-term prepaid expenses                    12,823       16,242
              Deferred development expenses                   --           --
                                                          --------     --------
              Total investment and other assets            116,538      125,958
                                                          --------     --------
              Total fixed assets                           136,633      140,477
                                                          --------     --------
       Total assets                                        672,387      885,455
                                                          ========     ========

                          VERITEC ICONIX VENTURES INC.
                                  BALANCE SHEET

                                  June 30, 2001

LIABILITIES AND SHAREHOLDERS' EQUITY
                                                       (Y)/$124.60  (Y)/$124.60
LIABILITIES                                             2000.06.30   2001.06.30
I.  Current Liabilities
       Accounts payable                                     21,684       46,097
       Current portion of long-term debt                    28,604       76,758
       Accrued liabilities                                  39,431       45,994
       Advances received                                      --          8,026
       Deposits received                                     6,401        9,650
       Accrued consumption taxes                             6,713        5,770
       Accrued income taxes                                   --          1,445
       Other current liabilities                              --            833
                                                          --------     --------
              Total current liabilities                    102,833      194,573
                                                          --------     --------
II. Fixed liabilities
       Long-term bank loans payable                        136,284      274,214
       Estimated retirement allowances                      17,459       23,879
                                                          --------     --------
              Total fixed liabilities                      153,743      298,093
                                                          --------     --------
              Total liabilities                            256,576      492,666
                                                          --------     --------
SHAREHOLDERS' EQUITY
I.  Common stock                                           163,724      163,724
II. Retained earnings
       Voluntary earned surplus
              General reserve                              160,514      160,514
       Unappropriated retained earnings                     91,573       68,551
                                                          --------     --------
              Total retained earnings                      252,087      229,065
                                                          --------     --------
              Total shareholders' equity                   415,811      392,789
                                                          --------     --------
       Total liabilities and shareholders' equity          672,387      885,455
                                                          ========     ========

                          VERITEC ICONIX VENTURES INC.
                               STATEMENT OF INCOME
                        FOR THE YEAR ENDED JUNE 30, 2001


                                                                    (Y)/$124.60

                                                                     2001.06.30
                                                                     ----------

I.   Net Sales                                                        1,531,386

II.  Cost of Sales                                                    1,012,746
                                                                     ----------
         Gross Profit                                                   518,640

III. Selling, general and administrative expenses                       647,454
                                                                     ----------
         Operating loss                                                 128,814

IV.  Non-operating income                                               127,967

V.   Non-operating expenses                                              11,078
                                                                     ----------
         Ordinary loss                                                   11,925

VI.  Extraordinary profit                                                 2,255

VII. Extraordinary loss                                                    --
                                                                     ----------
         Net loss before income taxes                                     9,670

         Provision for income taxes                                       1,445
                                                                     ----------
         Net loss                                                        11,115

         Earnings brought forward from the previous term                 79,666
                                                                     ----------
         Unappropriated retained earnings                                68,551
                                                                     ==========

NOTE TO FINANCIAL STATEMENTS

ACCOUNTING PRINCIPLES

The financial statements and accompanying notes are prepared in accordance with generally accepted accounting principles in Japan. Such financial statements are expressed in Japanese yen, and solely for the convenience of the reader, have been translated into United States dollars at the rate of Yen 124.60 = U.S. $ 1, the exchange rate prevailing on June 30, 2001. This translation should not be construed as a representation that all the amounts shown could be converted into U.S. dollars.

FOREIGN CURRENCIES

Assets and liabilities recorded in foreign currencies are translated at the exchange rate on date. Translation adjustments resulting from this process are charged or credited to other income. Revenue and expenses are translated at average rates of exchange prevailing during the three months.

REVENUE RECOGNITION

Revenue from software and products is recorded when the software and products has been inspected. Revenue from other products is recorded when the company ship products.

ADVERTISING

Advertising costs are expensed as incurred. Advertising expense was $ 6,715 in 2001.

RESEARCH AND DEVELOPMENT

Research and development costs are expensed as incurred.

INVENTORY

Inventory are stated at cost determined on a specific project basis. Selling, general and administrative expenses are excluded from such costs.

ALLOWANCE FOR DOUBTFUL ACCOUNTS

Notes and accounts receivable are valued by providing the maximum amount for possible losses in respect of doubtful accounts which could be charged to income under the corporate income tax law in Japan.

MARKETABLE SECURITIES AND INVESTMENTS IN SECURITIES

Securities which have quoted market prices are valued at their cost or at their listed stock exchange price at the end of fiscal year, whichever is the lower. Shares which are not listed or quoted in any market are carried at cost, adjusted for any substantial and non-recoverable diminution in value.

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost and depreciated using the declining balance method over the estimated useful lives of the assets. Computer software developed or obtained for internal use is depreciated using the straight-line method over the estimated life.

INCOME TAXES

The provision for income taxes is based on income for financial statement purposes. No tax effect is recorded for timing differences in the recognition of certain revenue and expenses between tax and financial reporting.

CONSUMPTION TAX

The consumption tax rate, with minor exceptions, for all taxable goods and services is 5 percent. Consumption tax payable or receivable is determined based on consumption taxes levied on operating revenues offset by consumption taxes directly incurred by the company when purchasing goods and services.

LIABILITY FOR SEVERANCE PAYMENTS

The provision for severance payments is calculated to state the liability which would be required if all employees were to retire voluntarily at the balance sheet date.

LEASES

The company leases one equipment under five years non-cancelable lease arrangement. At the end of the aforementioned lease terms, the Company has an option to renew such lease agreement at far reduced lease charges. The leases are accounted for as operating leases.

STATEMENTS OF CASH FLOWS

For the purpose of the Statements of Cash Flows, cash and cash equivalents include highly liquid investments with an original maturity of three months or less to be cash equivalents.

CONTINGENT LIABILITIES

Contingent liabilities at June 30, 2002 were as follows:

                                                  Yen                Dollars
   Notes receivable discounted                    Yen 28,461,415   $ 228,422.27

PLEDGED ASSETS

At June 30, 2002 Time deposit were pledged as collateral for guarantees of contract.

                                                  Yen                Dollars
   Time Deposit                                   Yen  1,000,000   $   8,025.68

(b)      Pro Forma Financial Statements


         The pro forma financial statements below include financial information derived from financial statements for VIVI that were prepared by a Japanese accounting firm in accordance with generally accepted accounting principles used in Japan. The Company has reviewed the VIVI financial statements and determined that, with respect to such financial statements, there are no material variations between the accounting principles, practices and methods used in Japan and those used in the United States of America that would require any reconciling items necessary to bring such financial statements into compliance with accounting principles generally accepted in the United States of America.




                                  VERITEC, INC.
                             PROFORMA BALANCE SHEET
                                  JUNE 30, 2002


           ASSETS

Current Assets:
  Cash                                                                $ 158,352
  Trade receivables, net of allowance for doubtful accounts             306,476
  Inventories                                                           121,777
  Prepaid expenses                                                       23,114
                                                                      ---------
    Total current assets                                                609,719
                                                                      ---------

Fixed assets:                                                            95,098
  Less accumulated depreciation                                          77,893
                                                                      ---------
    Fixed assets, at book value                                          17,205
                                                                      ---------

Other assets:
  Software costs, net of accumulated amortization                        93,333
  Security deposits and long-term prepaid expenses                       67,268
  Other investments                                                      39,792
                                                                      ---------
    Total other assets                                                  200,393
                                                                      ---------

    Total assets                                                      $ 827,317
                                                                      =========

   LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
  Notes payable - related parties                                  $    100,000
  Convertible note - related party                                      397,374
  Current maturities of long-term debt                                  103,566
  Bank overdraft                                                         35,523
  Accounts payable                                                       79,011
  Accrued expenses                                                      267,514
  Customer deposits                                                      11,455
                                                                   ------------
    Total current liabilities                                           994,443
                                                                   ------------

Long-term obligations                                                   244,852
                                                                   ------------

    Total liabilities                                                 1,239,295
                                                                   ------------

Prepayment on stock and subscription
    receivable - related party                                          381,956
                                                                   ------------

Minority interest on investment in Iconix                                76,588
                                                                   ------------

Stockholders' equity (deficit):
  Preferred stock                                                       366,007
  Common stock, par value $.01,                                          69,469
  Subscription receivable - related party                              (989,417)
  Additional paid in capital                                         11,795,109
  Accumulated deficit                                               (12,111,690)
                                                                   ------------
    Stockholders' equity (deficit)                                     (870,522)
                                                                   ------------

    Total liabilities and
      stockholders' equity (deficit)                               $    827,317
                                                                   ============

                                  VERITEC, INC.
                        PROFORMA STATEMENTS OF OPERATIONS
                       YEARS ENDED JUNE 30, 2002 AND 2001

                                                               June 30,
                                                    ---------------------------

                                                           2002            2001
                                                    -----------     -----------

Total revenue                                       $ 1,889,419     $ 1,696,464

Cost of sales                                           849,106       1,031,678
                                                    -----------     -----------

   Gross profit                                       1,040,313         664,786

Selling, general, administrative
   and amortization expenses                          1,546,582       1,485,132
                                                    -----------     -----------

Income (loss) from operations                          (506,269)       (820,346)


Other income (expense)                                  151,941          76,899
                                                    -----------     -----------

Net income before income taxes                         (354,328)       (743,447)


Income tax expense                                          871           1,507
                                                    -----------     -----------

Net income (loss)                                   $  (355,199)    $  (744,954)
                                                    ===========     ===========

Earnings (loss) per common share                    $     (0.05)    $     (0.11)
                                                    ===========     ===========

STATEMENT OF COMPREHENSIVE INCOME

   Net income (loss)                                $  (355,199)    $  (744,954)

   Foreign currency translation adjustment                 --              --
                                                    -----------     -----------

   Comprehensive income (loss)                      $  (355,199)    $  (744,954)
                                                    ===========     ===========

SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              VERITEC INC.



Date:  June 25, 2003                          By  /s/ Van Thuy Tran
                                                  ---------------------------
                                                      Van Thuy Tran
                                              Its     Chief Executive Officer

2358639v2


                                  EXHIBIT INDEX


          23.1          Consent of Tokai & Co.